UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2026

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2026 (the “Original Form 8-K”), on January 6, 2026, Pixelworks, Inc. (the “Company”) completed the previously announced sale (the “Sale”) of all of the shares of common stock of Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. (“PWSH”) held by Pixelworks Semiconductor Technology Company, LLC, (“Pixelworks LLC”), a wholly owned subsidiary of the Company, to Tiansui Xinyuan Technology (Shanghai) Co., Ltd. (the “Buyer”). The Sale was consummated pursuant to the terms and conditions of the previously disclosed Share Purchase Agreement, dated as of October 15, 2025, among the Company, PWSH, Pixelworks LLC, all other shareholders of PWSH except VeriSilicon Microelectronics (Shanghai) Co., Ltd., and Buyer.

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the pro forma financial information required by Item 9.01, which was excluded from the Original Form 8-K and is filed as an exhibit hereto and is incorporated herein by reference. All other items in the Original Form 8-K remain the same.
Item 9.01    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2025.
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 2023 and 2024 and for the Nine Months Ended September 30, 2025.
•Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	January 12, 2026	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer